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[LORD ABBETT LOGO]

2002
 ANNUAL
   REPORT

LORD ABBETT
 ALL VALUE FUND
 ALPHA FUND
 INTERNATIONAL FUND


FOR THE YEAR ENDED OCTOBER 31, 2002

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LORD ABBETT SECURITIES TRUST
ANNUAL REPORT
FOR THE YEAR ENDED OCTOBER 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Securities Trust's strategies and performance for the fiscal year ended October 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: In the beginning of the fiscal year, the stock market regained ground lost after September 11, 2001. Similar to the third quarter, the fourth quarter of 2001 was volatile, resulting, in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

   As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

   Real gross domestic product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. The slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending, and a widening foreign trade deficit. After gaining strength in the fourth quarter of 2001 and in the first half of 2002, the economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported. Despite the recent news, however, we believe the feared double-dip is unlikely. We believe economic expansion during the latter part of 2002 and 2003 is more likely.

                                                                               1
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LORD ABBETT ALL VALUE FUND
FOR THE YEAR ENDED OCTOBER 31, 2002

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2002?

A: For the year ended October 31, 2002, Lord Abbett All Value Fund returned -8.0%(1), outperforming the S&P 500/ Barra Value Index(2) (the "Index"), which returned -15.8% over the same period. PLEASE REFER TO PAGE 4 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: For the fiscal year, stock selection within the consumer discretionary sector added to the Fund's performance, as strong consumer spending and improving profits aided Fund holdings. In addition, stock selection in the auto & transportation sector helped performance relative to the Index. Specifically, an express package carrier benefited from strong profit projections and successful union negotiations. Several auto part manufacturers performed well, stemming from positive earnings announcements and continued strong auto production and industry sales. In addition, the Fund's stock selection in the financial services industry aided performance, as positive earnings announcements helped our holdings.

   While the Fund benefited from strong stock selection in the financial services sector, the Fund's underweight detracted from overall performance, as the sector was one of the Index's stronger performers. Utility stocks performed poorly during the period as a result of soft consumer and business demand attributable to the economic slowdown. However, the Fund's substantial underweight of the utilities sector relative to the benchmark more than helped offset the effects of poor stock performance. In addition, the telecommunication sector performed poorly on an absolute basis for the Fund as demand remained weak, however, the Fund's underweight in the sector helped relative performance.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: In anticipation of a strengthening economy, we will continue to maintain and/or increase the Fund's exposure to stocks in the basic material, consumer discretionary, industrials, technology and transportation sectors of the market. In addition, we expect the dollar to continue to weaken over time, benefiting some large multi-national companies, as their products become more competitive on a global scale.

   We do believe, however, that mid- and small-cap stocks have the potential to add incrementally to the Fund's performance, as they currently possess more attractive revenue growth rates compared to larger cap stocks. Going forward, we will continue to remain steadfast on the disciplined investment process and

2
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philosophy that has guided our firm for over seventy years and we feel, despite market volatility, we can continue to offer attractive investment opportunities for our investors.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended October 31, 2002.
(2) The S&P 500/Barra Growth & Value indices are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratios. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The S&P 500/Barra Value Index contains companies with lower price-to-book ratios; conversely, the S&P 500/Barra Growth Index has firms with higher price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds please see the Funds' Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Funds are actively managed and, as a result, asset allocations may change.

                                                                               3
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ALL VALUE FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class C shares with the same investment in the S&P 500(R) Index, S&P 500/Barra Value Index and Russell 3000 Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund intends to eliminate the S&P 500(R) Index as one of its benchmarks. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND (CLASS C SHARES)       S&P 500 (R)       S&P 500/BARRA          RUSSELL 3000
                      AT NET ASSET VALUE(1)          INDEX(1)       VALUE INDEX(1)        VALUE INDEX(2)
January 3, 94                      $ 10,000          $ 10,000             $ 10,000              $ 10,000
       Oct 94                      $ 10,262          $ 10,360             $ 10,231              $ 10,083
           95                      $ 12,502          $ 13,096             $ 12,586              $ 12,481
           96                      $ 15,006          $ 16,250             $ 15,684              $ 15,386
           97                      $ 18,901          $ 21,466             $ 20,343              $ 20,553
           98                      $ 20,968          $ 26,190             $ 22,732              $ 23,141
           99                      $ 25,791          $ 32,911             $ 27,053              $ 26,676
           00                      $ 28,561          $ 34,912             $ 29,672              $ 28,360
           01                      $ 26,362          $ 26,222             $ 24,206              $ 25,356
           02                      $ 24,142          $ 22,263             $ 20,386              $ 22,963

                              FISCAL YEAR-END 10/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2002

                              1 YEAR      5 YEARS    LIFE OF CLASS
          CLASS A(3)          -13.24%        4.43%            9.45%

          CLASS B(4)          -11.84%        4.89%            5.80%

          CLASS C(5)           -8.42%        5.02%           10.50%

          CLASS P(6)           -8.04%           -           -13.86%

(1) This shows total return applicable to Class C shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2002, using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 12/31/93.
(3) The Class A shares were first offered on 7/15/96. This shows total return which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2002, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 6/5/97. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and for the life of the class.
(5) The Class C shares were first offered on 1/3/94. Performance is at net asset value.
(6) The Class P shares commenced operations on 8/15/01. Performance is at net asset value.

4
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SCHEDULE OF INVESTMENTS
ALL VALUE FUND OCTOBER 31, 2002

                                                                                   VALUE
INVESTMENTS                                                    SHARES               (000)
----------------------------------------------------------------------------------------
COMMON STOCKS 92.63%

AEROSPACE 0.65%
United Technologies Corp.                                      37,000       $      2,282
                                                                            ------------

AIR TRANSPORTATION 1.15%
Southwest Airlines Co.                                        275,000              4,015
                                                                            ------------

ALUMINUM 1.33%
Alcoa, Inc.                                                   210,000              4,633
                                                                            ------------

AUTO PARTS: AFTER MARKET 1.65%
Genuine Parts Co.                                              90,000              2,659
Superior Industries Int'l., Inc.                               73,000              3,100
                                                                            ------------
TOTAL                                                                              5,759
                                                                            ------------

BANKS: OUTSIDE NEW YORK CITY 15.71%
Bank of America Corp.                                          70,000              4,886
Bank One Corp.                                                110,000              4,243
Commerce Bancshares, Inc.                                      97,000              4,034
Cullen/frost Bankers, Inc.                                    130,000              4,502
Doral Financial Corp.                                         216,000              5,672
Fleetboston Financial Corp.                                    90,000              2,105
Mellon Financial Corp.                                        125,900              3,562
Mercantile Bankshares Corp.                                    60,000              2,336
National City Corp.                                            54,500              1,479
National Comm Financial Corp.                                 118,600              2,903
Suntrust Banks, Inc.                                           74,100              4,508
Wachovia Corp.                                                226,000              7,863
Wells Fargo & CO.                                             135,000              6,813
                                                                            ------------
TOTAL                                                                             54,906
                                                                            ------------

BEVERAGE: SOFT DRINKS 1.56%
Pepsico, Inc.                                                 123,500              5,446
                                                                            ------------

CHEMICALS 3.75%
Eastman Chemical Co.                                           82,000       $      2,980
E.I. du Pont De Nemours & Co.                                  65,000              2,681
Praxair, Inc.                                                 100,000              5,450
Rohm & Haas Co.                                                60,000              1,996
                                                                            ------------
TOTAL                                                                             13,107
                                                                            ------------

COMMUNICATIONS TECHNOLOGY 3.67%
Harris Corp.                                                  120,000              3,166
Motorola, Inc.                                                450,000              4,126
Symbol Technologies, Inc.                                     640,000              5,536
                                                                            ------------
TOTAL                                                                             12,828
                                                                            ------------

COMPUTER TECHNOLOGY 3.05%
Apple Computer, Inc.*                                         405,000              6,508
Zebra Technologies Corp. Class A*                              67,800              4,171
                                                                            ------------
TOTAL                                                                             10,679
                                                                            ------------

CONSUMER PRODUCTS 0.81%
Gillette Co.                                                   72,500              2,166
Int'l. Flavors & Fragrances, Inc.                              20,000                671
                                                                            ------------
TOTAL                                                                              2,837
                                                                            ------------

CONTAINERS & PACKAGING: PAPER & PLASTIC 0.74%
Pactiv Corp.*                                                 130,000              2,579
                                                                            ------------

DIVERSIFIED FINANCIAL SERVICES 2.98%
Citigroup, Inc.                                               195,000              7,205
Merrill Lynch & Co., Inc.                                      85,000              3,226
                                                                            ------------
TOTAL                                                                             10,431
                                                                            ------------

DRUGS & PHARMACEUTICALS 5.01%
Merck & Co., Inc.                                              78,000              4,231

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                               5
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SCHEDULE OF INVESTMENTS (CONTINUED)
ALL VALUE FUND OCTOBER 31, 2002

                                                                                   VALUE
INVESTMENTS                                                    SHARES              (000)
----------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                      162,000       $      5,098
Schering-Plough Corp.                                         320,000              6,832
Wyeth                                                          40,000              1,340
                                                                            ------------
TOTAL                                                                             17,501
                                                                            ------------

ENTERTAINMENT 3.03%
The Walt Disney Co.                                           260,000              4,342
Viacom, Inc. Class B*                                         140,000              6,245
                                                                            ------------
TOTAL                                                                             10,587
                                                                            ------------

FOODS 1.61%
Conagra Foods, Inc.                                            30,000                728
Kellogg Co.                                                    44,000              1,402
Smithfield Foods, Inc.*                                       225,000              3,496
                                                                            ------------
TOTAL                                                                              5,626
                                                                            ------------

GOLD 0.85%
Newmont Mining Corp.                                          120,000              2,966
                                                                            ------------

HEALTHCARE FACILITIES 1.00%
Manor Care, Inc.*                                             177,000              3,499
                                                                            ------------

HEALTHCARE MANAGEMENT SERVICES 1.70%
Caremark Rx, Inc.*                                            335,000              5,930
                                                                            ------------

HOUSEHOLD FURNISHINGS 0.46%
Newell Rubbermaid, Inc.                                        50,000              1,621
                                                                            ------------

IDENTIFICATION CONTROL & FILTER DEVICES 1.31%
Hubbell, Inc. Class B                                         135,000              4,583
                                                                            ------------

INSURANCE: MULTI-LINE 3.04%
American Int'l. Group, Inc.                                    73,200              4,579
Markel Corp.*                                                  18,500              3,746
SAFECO Corp.                                                   65,000              2,311
                                                                            ------------
TOTAL                                                                             10,636
                                                                            ------------

INSURANCE: PROPERTY-CASUALTY 1.72%
Odyssey Re Holdings Corp.                                     145,000       $      2,642
XL Capital Ltd. Class A                                        44,200              3,366
                                                                            ------------
TOTAL                                                                              6,008
                                                                            ------------

MACHINERY: AGRICULTURAL 1.33%
Deere & Co.                                                   100,000              4,639
                                                                            ------------

MACHINERY: INDUSTRIAL/SPECIALTY 2.02%
Illinois Tool Works, Inc.                                     115,000              7,061
                                                                            ------------

MACHINERY: OIL WELL EQUIPMENT & SERVICES 3.28%
Baker Hughes Inc.                                             199,000              5,781
Pride Int'l., Inc.*                                           235,000              3,262
Schlumberger Ltd.                                              60,000              2,407
                                                                            ------------
TOTAL                                                                             11,450
                                                                            ------------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 0.56%
Boston Scientific Corp.*                                       52,000              1,957
                                                                            ------------

MILLING: FRUIT AND GRAIN PROCESSING 0.47%
Archer-Daniels-Midland Co.                                    120,000              1,634
                                                                            ------------

MISCELLANEOUS EQUIPMENT 0.97%
W.W. Grainger, Inc.                                            70,000              3,392
                                                                            ------------

MULTI-SECTOR COMPANIES 1.38%
Eaton Corp.                                                    55,000              3,761
ITT Industries, Inc.                                           16,400              1,066
                                                                            ------------
TOTAL                                                                              4,827
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

6

SCHEDULE OF INVESTMENTS (CONTINUED)
ALL VALUE FUND OCTOBER 31, 2002

                                                                                   VALUE
INVESTMENTS                                                    SHARES              (000)
----------------------------------------------------------------------------------------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.57%
Xerox Corp.*                                                  300,000       $      1,992
                                                                            ------------

OIL: INTEGRATED DOMESTIC 0.27%
Kerr-Mcgee Corp.                                               22,000                957
                                                                            ------------

OIL: INTEGRATED INTERNATIONAL 6.19%
ChevronTexaco Corp.                                            57,000              3,855
Exxon Mobil Corp.                                             420,012             14,138
Royal Dutch Petroleum Co. ADR                                  85,000              3,636
                                                                            ------------
TOTAL                                                                             21,629
                                                                            ------------

PAPER 2.66%
Bowater, Inc.                                                  50,000              1,694
Int'l. Paper Co.                                              165,064              5,766
MeadWestvaco Corp.                                             87,000              1,823
                                                                            ------------
TOTAL                                                                              9,283
                                                                            ------------

PRODUCTION TECHNOLOGY EQUIPMENT 0.30%
Teradyne, Inc.*                                                87,000              1,054
                                                                            ------------

PUBLISHING: NEWSPAPERS 2.20%
Gannett Co., Inc.                                              38,000              2,885
Tribune Co.                                                   100,000              4,805
                                                                            ------------
TOTAL                                                                              7,690
                                                                            ------------

RADIO & TV BROADCASTERS 0.39%
Clear Channel Communications, Inc.*                            37,000              1,371
                                                                            ------------

RAILROADS 3.26%
CSX Corp.                                                     212,000              5,851
Union Pacific Corp.                                            93,700              5,533
                                                                            ------------
TOTAL                                                                             11,384
                                                                            ------------

RETAIL 5.30%
Barnes & Noble, Inc.*                                         170,000              3,587
Genesco, Inc.*                                                 20,400       $        326
Limited Brands, Inc.                                          280,000              4,388
Target Corp.                                                  339,900             10,238
                                                                            ------------
TOTAL                                                                             18,539
                                                                            ------------

SERVICES: COMMERCIAL 0.20%
Waste Management, Inc.                                         30,000                691
                                                                            ------------

SHOES 1.43%
NIKE, Inc. Class B                                            106,000              5,002
                                                                            ------------

UTILITIES: ELECTRICAL 0.82%
Dominion Resources, Inc.                                       60,000              2,880
                                                                            ------------

UTILITIES: TELECOMMUNICATIONS 1.78%
Verizon Communications, Inc.                                  165,000              6,230
                                                                            ------------

UTILITIES: WATER 0.47%
Philadelphia Suburban Corp.                                    77,000              1,655
                                                                            ------------

TOTAL COMMON STOCKS
(Cost $338,510,962)                                                              323,776
                                                                            ============

                                                            PRINCIPAL
                                                               AMOUNT
                                                                (000)
                                                         ------------
SHORT-TERM INVESTMENT 6.27%

REPURCHASE AGREEMENT 6.27%

Repurchase agreement dated 10/31/2002 1.83% due
 11/1/2002 with State Street Bank & Trust Co.
 collateralized by $19,620,000 of Federal National
 Mortgage Assoc. at 7.00% due 7/15/2005; value
 $22,379,063; proceeds $21,938,554
 (Cost $21,937,439)                                      $     21,937             21,937
                                                                            ============

TOTAL INVESTMENTS 98.90%
(Cost $360,448,401)                                                         $    345,713
                                                                            ============

  * Non-Income Producing Security.
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

LORD ABBETT ALPHA FUND
FOR THE YEAR ENDED OCTOBER 31, 2002

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2002?

A: The Alpha Series uses a "fund of funds" approach, which currently divides assets among Lord Abbett Developing Growth Fund, Lord Abbett Securities Trust - International Series and Lord Abbett Research Fund - Small-Cap Value Series. For the year ended October 31, 2002, Lord Abbett Securities Trust - Alpha Series returned -14.4%(1) underperforming its benchmark, the Salomon Smith Barney Global Equity Index - Extended Market Index(2), which returned -6.8% for the same period. PLEASE REFER TO PAGE 11 FOR AVERAGE ANNUAL TOTAL RETURNS.
--------------------------------------------------------------------------------
LORD ABBETT DEVELOPING GROWTH FUND
(APPROXIMATELY 29.3% OF ALPHA SERIES PORTFOLIO)

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Our emphasis on earnings helped us avoid extreme losses in the period, as many speculative names were trounced. This discipline drove favorable stock selection in healthcare and technology, which were the most significant contributors to relative performance during the Fund's fiscal year. Our continued underweight in biotechnology added value in the healthcare sector, as weakness in this segment intensified.

   The financial sector continued to be one of the best performing sectors of the benchmark. The Fund's underweight position in the sector, however, as well as stock selection, detracted from the Fund's performance. Specifically, the Fund's underexposure to banks and savings & loan companies hurt performance. The Fund also lost ground from stock selection in the materials and processing sector.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: We believe the economy is likely to continue its slow growth for several quarters - stimulated by a growing money supply, ample liquidity, and modest growth in jobs and wages. In general, small-caps are relatively insulated from currency fluctuations, as well as from many of the accounting issues currently plaguing the market. We believe this should add to their attractiveness in the coming months.

   Looking forward, the Fund is focused on a resilient consumer continuing to be the engine for growth in the economy. We believe consumer-based sectors, such as retailing, consumer durables, certain services and healthcare, are likely to see earnings growth, albeit not dramatic improvements. Education services companies are likely to exhibit stronger growth, and we intend to remain overweighted in the sector. It is our view that capital spending for durables and equipment, including technology, is likely to remain

(Unaudited)
--------------------------------------------------------------------------------

muted until excess capacity is lowered and the prospect for further growth is clear.

   Overall, we continue to have a positive outlook for small-cap stocks. Certainly the bottoming processes takes time but, clearly, we believe there is vastly less risk in the market now - when investors are fleeing - than during the market highs of early 2000. We believe investors who understand this cyclical process, maintain their perspective, and invest with an appropriate time horizon, will ultimately be rewarded.

LORD ABBETT INTERNATIONAL FUND
(APPROXIMATELY 40.4% OF ALPHA SERIES PORTFOLIO)

See discussion about Lord Abbett International Fund on page 13.

LORD ABBETT SMALL-CAP VALUE FUND
(APPROXIMATELY 29.2% OF ALPHA SERIES PORTFOLIO)

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: During the period, a large positive contributor to performance was stock selection in the technology sector. The Fund benefited from focusing on undervalued, leading hardware and services companies. The Fund also gained relative performance from positive stock selection within the healthcare sector, where the Fund holds strong performing stocks that are sound market leaders in their respective niche markets, ranging from managed healthcare to medical supplies. In addition, stock selection within the consumer discretionary sector added to the Fund's relative performance.

   While stock selection was strong, the Fund's performance was slowed by an overall underweight in the financial sector - a sector that performed well during the period. Other specific detractors from performance included a manufacturer and service provider of flow control systems, a retailer and wholesaler of branded footwear, and a provider of electronic trading systems. In addition, despite strong stock selection within the technology sector, the Fund's overweight in the sector hurt performance, as many technology companies continued to grapple with lower growth forecasts.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: We are constantly monitoring the volatility in the current marketplace and expect the short-term uncertainty to persist. But, we believe the economy will continue to strengthen, albeit at a slower pace than originally expected, throughout 2002 and 2003. We believe capital spending, the key to an economic revival, will increase later in the recovery cycle. While the valuation gap between small and large-cap stocks has narrowed over the last couple of years, we believe that small-cap stocks, as a group, are more attractively valued than larger cap stocks. We continue to manage the Fund applying a bottom-up approach, identifying those companies with the most attractive valuations and brightest outlook.

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(Unaudited)
--------------------------------------------------------------------------------

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended October 31, 2002.
(2) SALOMON SMITH BARNEY GLOBAL EQUITY INDEX - EXTENDED MARKET INDEX (EMI) The EMI defines the small-capitalization stock universe.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds please see the Funds' Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Funds are actively managed and, as a result, asset allocations may change.

ALPHA FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in Salomon Smith Barney Global Equity Index - Extended Market Index and Lipper Global Small-Cap Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund intends to replace the Salomon Smith Barney Global Equity Index - Extended Market Index with the Salomon Smith Barney World Small Cap Index, which more closely reflects the market sectors in which the Fund invests. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                                                                                               SALOMON SMITH BARNEY    LIPPER GLOBAL
           THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)   SALOMON SMITH BARNEY       GLOBAL EQUITY INDEX        SMALL-CAP
                  AT NET ASSET VALUE  AT MAXIMUM OFFERING PRICE(1)  WORLD SMALL CAP INDEX  EXTENDED MARKET INDEX(2) FUNDS AVERAGE(3)
Mar 18, 98                $   10,000                     $   9,425              $  10,000                 $  10,000        $  10,000
    Oct 98                $    8,308                     $   7,830              $   8,484                 $   8,579        $   8,095
        99                $    9,788                     $   9,226              $  10,140                 $  10,055        $  10,538
        00                $   11,463                     $  10,804              $  10,983                 $  11,431        $  13,411
        01                $    8,865                     $   8,355              $   9,572                 $   9,057        $   9,889
        02                $    7,587                     $   7,151              $   9,069                 $   8,443        $   8,699

                              FISCAL YEAR-END 10/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2002

                                  1 YEAR       LIFE OF CLASS
          CLASS A(4)              -19.32%              -7.00%
          CLASS B(5)              -18.16%              -6.77%
          CLASS C(6)              -14.77%              -6.40%

(1) Reflects the deduction of the maximum sales charge of 5.75%.
(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 3/31/98.
(3) The Lipper Global Small-Cap Funds Average is based on the performance of funds that invest their assets in the securities of small-cap companies with primary trading markets outside of the United States. Performance for this index begins 3/31/98.
(4) The Class A shares were first offered to the public on 3/18/98. This shows total return which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2002, using the SEC-required uniform method to compute such return.
(5) The Class B shares were first offered to the public on 3/18/98. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of the class.
(6) The Class C shares were first offered to the public on 3/18/98. Performance is at net asset value..

SCHEDULE OF INVESTMENTS
ALPHA FUND OCTOBER 31, 2002


                                                                                   VALUE
INVESTMENTS                                                    SHARES              (000)
----------------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 98.62%

Lord Abbett Developing Growth Fund, Inc.- Class Y(1)           3,097,927    $     33,148

Lord Abbett Research Fund, Inc.-Small-Cap Value
 Series-Class Y(2)                                             1,678,471          33,032

Lord Abbett Securities Trust-International
 Series-Class Y(2)                                             7,156,739          45,732
                                                                            ------------

TOTAL INVESTMENTS IN UNDERLYING FUNDS
(Cost $167,477,382)                                                         $    111,912
                                                                            ============

                                                               PRINCIPAL
                                                                  AMOUNT           VALUE
INVESTMENTS                                                        (000)           (000)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.05%

REPURCHASE AGREEMENT 1.05%

Repurchase Agreement Dated 10/31/2002 1.83% Due
 11/1/2002 with State Street Bank & Trust Co.
 Collateralized by $1,005,000 of Federal National
 Mortgage Assoc. At 7.125% Due 1/15/2030; Value
 $1,214,794; Proceeds $1,189,234
 (Cost $1,189,173)                                            $    1,189    $      1,189
                                                                            ============

TOTAL INVESTMENTS
99.67% (Cost $168,666,555)                                                  $    113,101
                                                                            ============

(1) Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(2) Fund investment objective is long-term capital appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT INTERNATIONAL FUND
FOR THE YEAR ENDED OCTOBER 31, 2002

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2002?

A: For the year ended October 31, 2002, Lord Abbett International Fund returned -19.2%(1), underperforming the Salomon Smith Barney Small Cap World ex-U.S. Index(2), which returned -3.8% over the same period. PLEASE REFER TO PAGE 15 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Over the past fiscal year, we have repositioned the Fund in the face of declining equity markets in most regions. Asia ex-Japan was the best performing region, showing positive returns principally as a result of strong economic fundamentals in South Korea and Australia. Japan showed the weakest returns among the major regions, as economic and political issues were a negative influence on the country's stock markets. The Fund was underweight Japan for the period, but our underweight in Asia ex-Japan offset the benefit of the smaller position in Japanese shares. The main European markets of the U.K., Germany and France also underperformed the benchmark return. Stock selection and an overweight in the U.K. hurt the Fund's performance, while some of the Fund's holdings in the peripheral markets of continental Europe helped the Fund's returns.

   On a sector view, our financial holdings strongly outperformed the sector from more defensive positions in lower P/E stocks in Ireland, Australia and the U.K. Holdings in smaller sectors such as energy and telecommunications also helped performance. Several of the Fund's positions in the consumer discretionary sector, related to the consumer electronics and media industries, fell sharply in the period on the back of earnings downgrades and shrinking multiples. Within our industrials holdings, several services companies saw reduced earnings outlooks on the back of slowing corporate demand for their offerings, and subsequently, shares fell. Performance of these latter two sectors detracted from overall Fund performance.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: We believe the rally in world equity markets in October 2002 has brought most regions and sectors back into fair value range from an oversold state in the third quarter of 2002. However, we continue to expect a recovery (albeit slow) in the global economy, particularly if helpful monetary and fiscal policies are put in place. This would increase the attractiveness of equity shares in general. We are likely to remain underweight Japan relative to our benchmark, while searching the rest of Asia and Europe for opportunities. We are currently overweighted in more defensive sectors such as consumer staples and healthcare,

(Unaudited)
--------------------------------------------------------------------------------

but we would reduce these holdings if we saw the pace of economic growth increase. Overall, we continue to look within some of the faster growing regions of the world for companies that can hold their own in this environment, while reviewing current holdings to ensure that future company performance meet investors' expectations.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended October 31, 2002.
(2) The Salomon Smith Barney Small Cap World ex-U.S. Index is a subset of the Global Salomon Smith Barney Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States. Indexes that are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment. The Salomon Smith Barney Global Equity Index System(SM) and the names of each of the indexes and subindexes which it comprises (GEIS and such indexes and subindexes, each an "Index" and collectively, the "Indexes") are service marks of Salomon Smith Barney Inc. ALTHOUGH INFORMATION HAS BEEN OBTAINED FROM SOURCES USUALLY CONSIDERED RELIABLE, THE DATA AND THE INDEXES ARE PROVIDED "AS IS" AND SALOMON SMITH BARNEY INC. DOES NOT GUARANTEE ITS ACCURACY NOR DOES SALOMON SMITH BARNEY INC. ACCEPT ANY RESPONSIBILITY TO ANY PARTY FOR THE DATA OR THE INDEXES. SALOMON SMITH BARNEY INC. IS NOT UNDERTAKING TO MANAGE MONEY OR ACT AS A FIDUCIARY WITH RESPECT TO ANY ACCOUNT. THE DATA AND THE INDEX ARE PART OF A GENERAL INFORMATION SERVICE AND ARE NOT INTENDED AS AN OFFER OR SOLICITATION WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITY.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds please see the Funds' Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Funds are actively managed and, as a result, asset allocations may change.

INTERNATIONAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International European, Australasia and Far East Index ("MSCI EAFE Index") and the Salomon Smith Barney Small Cap World ex-US Index ("SSB World ex-US Index"), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund intends to replace the MSCI EAFE Index with the SSB World ex-US Index, which more closely reflects the market sectors in which the Fund invests. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                    THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)     MSCI EAFE             SALOMON SMITH BARNEY
                           AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)      INDEX(2)   SMALL CAP WORLD EX-US INDEX(2)
December 13, 96                    $   10,000                    $     9,425     $  10,000                      $    10,000
         Oct 97                    $   11,516                    $    10,854     $  10,217                      $     9,300
             98                    $   13,169                    $    12,411     $  11,234                      $     8,800
             99                    $   14,902                    $    14,045     $  13,859                      $    10,728
             00                    $   16,536                    $    15,585     $  13,490                      $    10,417
             01                    $    8,943                    $     8,429     $  10,161                      $     8,754
             02                    $    7,219                    $     6,804     $   8,847                      $     8,418

                              FISCAL YEAR-END 10/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2002

                                        1 YEAR      5 YEAR     LIFE OF CLASS
               CLASS A(3)               -23.88%      -9.99%            -6.34%
               CLASS B(4)               -23.07%      -9.69%            -8.07%
               CLASS C(5)               -19.58%      -9.55%            -7.94%
               CLASS P(6)               -19.31%          -            -15.87%
               CLASS Y(7)               -19.11%          -             -9.61%

(1) Reflects the deduction of the maximum sales charge of 5.75%.
(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 12/31/96.
(3) The Class A shares were first offered on 12/13/96. This shows total return which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2002, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and for the life of the class.
(5) The Class C shares were first offered on 6/2/97. Performance is at net asset value.
(6) The Class P shares were first offered on 3/9/99. Performance is at net asset value.
(7) The Class Y shares were first offered on 12/30/97. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
INTERNATIONAL FUND OCTOBER 31, 2002

                                                                                     US$
                                                                                   VALUE
INVESTMENTS                                                       SHARES           (000)
----------------------------------------------------------------------------------------
COMMON STOCKS 90.85%

AUSTRALIA 10.45%
Amcor Ltd.                                                       300,700    $      1,357
Cochlear Ltd.                                                     84,270           1,577
Newcrest Mining Ltd.                                             354,900           1,156
QBE Insurance Group Ltd.+                                        511,100           2,184
Santos Ltd.                                                      466,200           1,617
Stockland Trust Group                                            764,700           1,952
Suncorp-Metway Ltd.                                              272,400           1,834
                                                                            ------------
TOTAL                                                                             11,677
                                                                            ------------

CANADA 1.88%
Jean Coutu Group, Inc.+                                          178,000           2,096
                                                                            ------------

CHINA 1.11%
People's Food Holdings Ltd.+                                   1,294,000             733
United Food Holdings Ltd.                                      2,123,505             511
                                                                            ------------
TOTAL                                                                              1,244
                                                                            ------------

FINLAND 1.64%
Instrumentarium Corp.                                             73,854           1,829
                                                                            ------------

FRANCE 9.77%
Business Objects S.A. ADR*+                                       47,200             703
Havas Advertising S.A.                                           240,200           1,094
Imerys S.A.                                                        9,950           1,138
IPSOS                                                             30,300           1,740
Marionnaud Parfumeries*                                           51,300           1,791
Neopost S.A.*                                                     35,350           1,232
SR Teleperformance+                                               75,700           1,417
Zodiac S.A.                                                       90,000           1,799
                                                                            ------------
TOTAL                                                                             10,914
                                                                            ------------

GERMANY 4.64%
Bilfinger Berger AG                                               97,700           1,640
Medion AG                                                         61,600           2,397
Singulus Technologies AG*+                                        68,300    $      1,144
                                                                            ------------
TOTAL                                                                              5,181
                                                                            ------------

IRELAND 4.31%
Anglo Irish Bank Corp. plc                                       297,000           1,985
IAWS Group plc                                                   197,600           1,389
Irish Life & Permanent plc                                       121,700           1,446
                                                                            ------------
TOTAL                                                                              4,820
                                                                            ------------

ITALY 6.18%
Autostrade S.P.A.+                                               183,600           1,518
Banco Popolare di Verona e Novara Scrl+                          143,600           1,721
Davide Campari-Milano S.P.A.*+                                    62,450           1,866
Recordati S.P.A.+                                                 80,450           1,801
                                                                            ------------
TOTAL                                                                              6,906
                                                                            ------------

JAPAN 18.84%
Alps Electric Co., Ltd.+                                         135,000           1,599
Cawachi Ltd.                                                       8,400             583
Citizen Watch Co. Ltd.                                           273,100           1,431
Colin Corp.+                                                      36,600           1,359
Don Quijote Co. Ltd.+                                             23,800           2,085
FamilyMart Co. Ltd.                                               72,600           1,387
Japan Medical Dynamic Mkt., Inc.+                                 59,500             760
KOSE Corp.                                                        67,100           2,076
Matsumotokiyoshi Co. Ltd.                                         15,100             568
Nitto Denko Corp.                                                 60,045           1,583
Paramount Bed Co. Ltd.                                            57,200             855
Park24 Co. Ltd.                                                   62,257             844
Q.P. Corp.+                                                      170,900           1,396
Sundrug Co. Ltd.                                                  15,600             590
Toyoda Gosei Co. Ltd.                                             85,500           1,535
Trend Micro, Inc.*                                                53,250           1,217
World Co. Ltd.                                                    55,000           1,178
                                                                            ------------
TOTAL                                                                             21,046
                                                                            ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

16

SCHEDULE OF INVESTMENTS (CONTINUED)
INTERNATIONAL FUND OCTOBER 31, 2002

                                                                                     US$
                                                                                   VALUE
INVESTMENTS                                                       SHARES           (000)
----------------------------------------------------------------------------------------
NETHERLANDS 2.71%
Fugro N.V.                                                        39,600    $      1,588
Volker Wessels Stevin N.V.                                        70,650           1,434
                                                                            ------------
TOTAL                                                                              3,022
                                                                            ------------

PORTUGAL 1.37%
Vodafone Telecel-Comunicacoes Pessoais S.A.                      222,200           1,532
                                                                            ------------

SINGAPORE 0.55%
Informatics Holdings Ltd.                                        857,900             612
                                                                            ------------

SOUTH KOREA 1.86%
Kookmin Credit Card Co. Ltd.                                      34,100             740
Shinhan Financial Group Co. Ltd.                                 127,100           1,340
                                                                            ------------
TOTAL                                                                              2,080
                                                                            ------------

SPAIN 7.69%
Acerinox S.A.                                                     53,800           1,912
Corporacion Mapfre S.A.+                                         240,100           1,624
Grupo Ferrovial S.A.                                              62,800           1,462
Iberia Lineas Aereas de Espana S.A.                            1,262,200           2,187
Prosegur, Compania, de Seguridad S.A.                            126,952           1,408
                                                                            ------------
TOTAL                                                                              8,593
                                                                            ------------

SWITZERLAND 4.81%
Geberit AG*                                                        6,885           1,905
Kaba Holding AG
Reg B                                                              8,741           1,421
Nobel Biocare Holding AG*                                         36,850           2,049
                                                                            ------------
TOTAL                                                                              5,375
                                                                            ------------

UNITED KINGDOM 12.80%
Aggregate Industries plc                                       1,335,300           1,515
BPB plc                                                          362,100           1,598
Close Brothers Group plc                                         178,150           1,526
Game Group plc                                                   732,600    $      1,281
HIT Entertainment plc                                            459,260           1,750
Jardine Lloyd Thompson Group plc                                 204,300           2,145
Jarvis plc                                                       383,010           1,417
J.D. Wetherspoon plc                                             381,200           1,685
William Morrison Supermarkets plc                                422,000           1,388
                                                                            ------------
TOTAL                                                                             14,305
                                                                            ------------

UNITED STATES 0.24%
Eigner US, Inc.(a)                                               997,900             264
                                                                            ------------

TOTAL COMMON STOCKS
(Cost $114,200,150)                                                              101,496
                                                                            ============

                                                               PRINCIPAL
                                                                  AMOUNT
                                                                   (000)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 0.44%

REPURCHASE AGREEMENT 0.44%

Repurchase agreement dated 10/31/2002 1.83%
 due 11/1/2002 with State Street Bank & Trust Co.
 collateralized by $500,000 of Federal National
 Mortgage Assoc. at 3.815% due 5/7/2004; value
 $509,375; proceeds $494,782 (Cost $494,757)                  $      495             495
                                                                            ------------

TOTAL INVESTMENTS 91.29%
(Cost $114,694,907)                                                         $    101,991
                                                                            ============

  * Non-income producing security.
  + Security (or a portion of security) on loan. See Note 5.
(a) Fair valued security.
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002

                                                                     ALL VALUE             ALPHA     INTERNATIONAL
                                                                          FUND              FUND              FUND

ASSETS:
  Investments in securities, at cost                             $ 360,448,401     $ 168,666,555     $ 114,694,907
------------------------------------------------------------------------------------------------------------------
  Investments in securities, at value                            $ 345,713,436     $ 113,100,856     $ 101,990,586
  Market value of collateral for securities loaned                           -                 -        20,510,498
  Cash, at value (cost $9,550,735)                                           -                 -         9,592,117
  Receivables:
    Interest and dividends                                             269,646                60           168,211
    Investment securities sold                                       5,454,247                 -         2,549,965
    Capital shares sold                                              1,328,314            40,602            21,225
    From Underlying Funds (See Note 3)                                       -           728,285                 -
    Prepaid expenses and other assets                                   37,683             2,381            26,420
------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                     352,803,326       113,872,184       134,859,022
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Securities lending collateral                                              -                 -        20,510,498
  Payables:
    Investment securities purchased                                  1,580,433                 -         1,471,379
    Capital shares reacquired                                          863,858           195,144           285,813
    Management fees                                                    200,724                 -            70,732
    12b-1 distribution fees                                            221,088            78,570            42,185
    Trustees' fees                                                     169,600             5,068             9,964
    To affiliate                                                           491                 -           546,089
  Accrued expenses and other liabilities                               225,736           121,526           201,068
------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  3,261,930           400,308        23,137,728
==================================================================================================================
NET ASSETS                                                       $ 349,541,396     $ 113,471,876     $ 111,721,294
==================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                    357,710,881       168,064,590       248,116,755
Undistributed (distributions in excess of)
  net investment income                                               (169,600)                -           642,963
Accumulated net realized gain (loss) on investments
  and foreign currency related transactions                          6,735,080           972,985      (124,375,932)
Net unrealized depreciation on investments and translation
  of assets and liabilities denominated in foreign currencies      (14,734,965)      (55,565,699)      (12,662,492)
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $ 349,541,396     $ 113,471,876     $ 111,721,294
==================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                   $ 189,697,944     $  53,121,342     $  44,975,571
Class B Shares                                                   $  47,423,179     $  35,660,720     $  13,173,929
Class C Shares                                                   $ 112,052,389     $  24,689,814     $   7,822,671
Class P Shares                                                   $     367,884                 -     $         582
Class Y Shares                                                               -                 -     $  45,748,541

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                      23,084,425         5,001,913         7,146,396
Class B Shares                                                       5,877,383         3,420,532         2,149,528
Class C Shares                                                      13,925,422         2,367,707         1,277,617
Class P Shares                                                          44,946                 -            92.229
Class Y Shares                                                               -                 -         7,158,639

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                   $        8.22     $       10.62     $        6.29
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                   $        8.72     $       11.27     $        6.67
Class B Shares-Net asset value                                   $        8.07     $       10.43     $        6.13
Class C Shares-Net asset value                                   $        8.05     $       10.43     $        6.12
Class P Shares-Net asset value                                   $        8.19                 -     $        6.31
Class Y Shares-Net asset value                                               -                 -     $        6.39
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2002

                                                                     ALL VALUE             ALPHA     INTERNATIONAL
                                                                          FUND              FUND              FUND

INVESTMENT INCOME:
Dividends                                                        $   5,167,105     $           -     $   2,221,528
Interest                                                               402,313            41,335         1,229,675
Securities lending                                                           -                 -           171,399
Foreign withholding tax                                                (29,632)                -          (214,561)
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              5,539,786            41,335         3,408,041
------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                      2,526,866           737,450         1,068,860
12b-1 distribution plan-Class A                                        739,794           251,688           117,668
12b-1 distribution plan-Class B                                        470,311           472,170           163,047
12b-1 distribution plan-Class C                                      1,051,903           290,383           100,731
12b-1 distribution plan-Class P                                            805                 -                 3
Shareholder servicing                                                  737,375           564,117           645,361
Reports to shareholders                                                142,721            39,390            28,466
Professional                                                           107,899            32,988            32,380
Registration                                                            80,610            43,884            67,105
Fund accounting                                                         30,949            22,759            22,591
Custody                                                                 29,138             5,778            76,601
Trustees' fees                                                           9,665             5,037             5,487
Pricing                                                                  5,209             2,038            23,925
Subsidy (See Note 3)                                                         -                 -           303,400
Organization                                                                 -             8,731               705
Other                                                                   12,075             5,752            93,841
------------------------------------------------------------------------------------------------------------------
Gross expenses                                                       5,945,320         2,482,165         2,750,171
  Management fees waived                                                     -          (737,450)                -
  Expense reductions                                                    (3,705)           (2,189)           (1,830)
  Expenses assumed by Underlying Funds                                       -          (728,285)                -
------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                         5,941,615         1,014,241         2,748,341
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                          (401,829)         (972,906)          659,700
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Capital gains received from Underlying Funds                                 -         2,542,308                 -
Net realized gain (loss) on investment
  and foreign currency related transactions                          6,735,080        (1,388,205)      (37,731,158)
Net change in unrealized appreciation/depreciation
  on investments and translation of assets and liabilities
  denominated in foreign currencies                                (40,555,786)      (19,816,047)       10,796,886
==================================================================================================================
NET REALIZED AND UNREALIZED LOSS                                   (33,820,706)      (18,661,944)      (26,934,272)
==================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ (34,222,535)    $ (19,634,850)    $ (26,274,572)
==================================================================================================================

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 2002

                                                                     ALL VALUE             ALPHA     INTERNATIONAL
INCREASE (DECREASE) IN NET ASSETS                                         FUND              FUND              FUND

OPERATIONS:
Net investment income (loss)                                     $    (401,829)    $    (972,906)    $     659,700
Capital gains received from Underlying Funds                                 -         2,542,308                 -
Net realized gain (loss) on investment transactions
  and foreign currency related transactions                          6,735,080        (1,388,205)      (37,731,158)
Net change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities
  denominated in foreign currencies                                (40,555,786)      (19,816,047)       10,796,886
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               (34,222,535)      (19,634,850)      (26,274,572)
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                             (385,009)                -                 -
  Class P                                                                   (4)                -                 -
Net realized gain
  Class A                                                          (15,776,939)       (3,180,149)                -
  Class B                                                           (3,836,088)       (2,286,945)                -
  Class C                                                          (10,890,143)       (1,598,309)                -
  Class P                                                                  (86)                -                 -
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (30,888,269)       (7,065,403)                -
==================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  139,953,179        24,517,901       114,711,502
Reinvestment of distributions                                       27,031,403         5,468,702                 -
Cost of shares reacquired                                          (70,226,400)      (46,371,528)     (137,676,731)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                         96,758,182       (16,384,925)      (22,965,229)
==================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                               31,647,378       (43,085,178)      (49,239,801)
==================================================================================================================
NET ASSETS:
Beginning of year                                                  317,894,018       156,557,054       160,961,095
------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                      $ 349,541,396     $ 113,471,876     $ 111,721,294
==================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                          $    (169,600)                -     $     642,963
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 2001

                                                                     ALL VALUE             ALPHA     INTERNATIONAL
INCREASE (DECREASE) IN NET ASSETS                                         FUND              FUND              FUND

OPERATIONS:
Net investment income (loss)                                     $     377,682     $  (1,253,094)    $  (1,057,460)
Capital gains received from Underlying Funds                                 -         2,188,888                 -
Net realized gain (loss) on investment transactions and
 foreign currency related transactions                              30,505,459         6,894,694       (86,632,490)
Net change in unrealized appreciation/depreciation on
 investments and translation of assets and liabilities
 denominated in foreign currencies                                 (56,301,646)      (56,555,211)      (39,871,662)
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               (25,418,505)      (48,724,723)     (127,561,612)
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                             (366,569)       (1,647,286)                -
  Class B                                                               (4,001)         (795,419)                -
  Class C                                                              (43,376)         (508,701)                -
Net realized gain
  Class A                                                          (10,420,362)       (1,810,975)         (765,881)
  Class B                                                           (1,355,007)       (1,328,548)         (192,486)
  Class C                                                           (8,681,207)         (852,665)         (148,414)
  Class P                                                                    -                 -                (8)
  Class Y                                                                    -                 -          (452,271)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (20,870,522)       (6,943,594)       (1,559,060)
==================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  123,149,233        42,529,722       282,771,600
Reinvestment of distributions                                       19,910,245         6,488,687         1,534,793
Cost of shares reacquired                                          (45,143,335)      (48,721,861)     (268,429,837)
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                         97,916,143           296,548        15,876,556
==================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                               51,627,116       (55,371,769)     (113,244,116)
==================================================================================================================
NET ASSETS:
Beginning of year                                                  266,266,902       211,928,823       274,205,211
------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                      $ 317,894,018     $ 156,557,054     $ 160,961,095
==================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                          $     202,357                 -     $     (29,032)
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALL VALUE FUND

                                                                            YEAR ENDED 10/31
                                                  ----------------------------------------------------------------
                                                     2002          2001          2000         1999         1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)

NET ASSET VALUE, BEGINNING OF YEAR                $    9.83     $   11.53     $   10.87    $    9.15     $    8.79
                                                  =========     =========     =========    =========     =========
Investment operations
  Net investment income                                 .01(b)        .04(b)        .05          .04(b)        .06
  Net realized and unrealized gain (loss)              (.67)         (.83)         1.17         2.06           .93
                                                  ---------     ---------     ---------    ---------     ---------
    Total from investment operations                   (.66)         (.79)         1.22         2.10           .99
                                                  ---------     ---------     ---------    ---------     ---------
Distributions to shareholders from:
  Net investment income                                (.02)         (.03)            -         (.05)         (.04)
  Net realized gain                                    (.93)         (.88)         (.56)        (.33)         (.59)
                                                  ---------     ---------     ---------    ---------     ---------
    Total distributions                                (.95)         (.91)         (.56)        (.38)         (.63)
                                                  ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF YEAR                      $    8.22     $    9.83     $   11.53    $   10.87     $    9.15
                                                  =========     =========     =========    =========     =========
Total Return(d)                                       (7.95)%       (7.26)%       11.44%       23.77%        11.97%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions               1.42%         1.42%         1.35%        1.30%         1.22%
  Expenses, excluding expense reductions               1.42%         1.43%         1.36%        1.30%         1.22%
  Net investment income                                 .13%          .40%          .48%         .36%          .88%

                                                                          YEAR ENDED 10/31
                                                  ----------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002          2001          2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                     $ 189,698     $ 166,406     $ 136,038    $ 102,329     $  72,863
Portfolio turnover rate                               79.39%       103.11%        65.06%       37.68%        45.83%
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS (CONTINUED)
ALL VALUE FUND

                                                                          YEAR ENDED 10/31
                                                  -----------------------------------------------------------------
                                                     2002          2001         2000           1999         1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

NET ASSET VALUE, BEGINNING OF YEAR                $    9.70     $   11.42     $   10.85     $    9.13     $    8.80
                                                  =========     =========     =========     =========     =========
Investment operations
  Net investment income (loss)                         (.04)(b)      (.03)(b)      (.02)(b)      (.04)(b)         -(c)
  Net realized and unrealized gain (loss)              (.66)         (.81)         1.15          2.10           .92
                                                  ---------     ---------     ---------     ---------     ---------
    Total from investment operations                   (.70)         (.84)         1.13          2.06           .92
                                                  ---------     ---------     ---------     ---------     ---------
Distributions to shareholders from:
  Net investment income                                   -             -(c)          -          (.01)            -
  Net realized gain                                    (.93)         (.88)         (.56)         (.33)         (.59)
                                                  ---------     ---------     ---------     ---------     ---------
    Total distributions                                (.93)         (.88)         (.56)         (.34)         (.59)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                      $    8.07     $    9.70     $   11.42     $   10.85     $    9.13
                                                  =========     =========     =========     =========     =========
Total Return(d)                                       (8.51)%       (7.86)%       10.80%        23.17%        11.17%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions               2.03%         2.03%         2.00%         1.98%         1.98%
  Expenses, excluding expense reductions               2.03%         2.04%         2.01%         1.98%         1.98%
  Net investment income (loss)                         (.48)%        (.27)%        (.17)%        (.38)%         .09%

                                                                          YEAR ENDED 10/31
                                                  -----------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002          2001          2000          1999         1998
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                     $  47,423     $  39,188     $  17,453     $   9,739     $   3,404
Portfolio turnover rate                               79.39%       103.11%        65.06%        37.68%        45.83%
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              23

FINANCIAL HIGHLIGHTS (CONTINUED)
ALL VALUE FUND

                                                                          YEAR ENDED 10/31
                                                  -----------------------------------------------------------------
                                                     2002          2001         2000           1999         1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)

NET ASSET VALUE, BEGINNING OF YEAR                $    9.67     $   11.38     $   10.81     $    9.11     $    8.80
                                                  =========     =========     =========     =========     =========
Investment operations
  Net investment income (loss)                         (.03)(b)      (.01)(b)      (.02)(b)      (.03)(b)       .01
  Net realized and unrealized gain (loss)              (.66)         (.82)         1.15          2.07           .89
                                                  ---------     ---------     ---------     ---------     ---------
    Total from investment operations                   (.69)         (.83)         1.13          2.04           .90
                                                  ---------     ---------     ---------     ---------     ---------
Distributions to shareholders from:
  Net investment income                                   -             -(c)          -          (.01)            -
  Net realized gain                                    (.93)         (.88)         (.56)         (.33)         (.59)
                                                  ---------     ---------     ---------     ---------     ---------
    Total distributions                                (.93)         (.88)         (.56)         (.34)         (.59)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                      $    8.05     $    9.67     $   11.38     $   10.81     $    9.11
                                                  =========     =========     =========     =========     =========
Total Return(d)                                       (8.42)%       (7.70)%       10.74%        23.00%        10.94%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions               1.89%         1.98%         2.00%         1.98%         1.98%
  Expenses, excluding expense reductions               1.89%         1.99%         2.01%         1.98%         1.98%
  Net investment income (loss)                         (.34)%        (.14)%        (.17)%        (.31)%         .12%

                                                                          YEAR ENDED 10/31
                                                  -----------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002          2001          2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                     $ 112,052     $ 112,299     $ 112,776     $ 104,984     $  89,637
Portfolio turnover rate                               79.39%       103.11%        65.06%        37.68%        45.83%
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

24

FINANCIAL HIGHLIGHTS (CONTINUED)
ALL VALUE FUND

                                                                        8/15/2001(a)
                                                      YEAR ENDED             TO
                                                      10/31/2002         10/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD                 $       9.83       $      10.85
                                                     ============       ============
Investment operations
  Net investment income (loss)                                  -(b)(c)            -(b)(c)
  Net realized and unrealized loss                           (.66)             (1.02)
                                                     ------------       ------------
    Total from investment operations                         (.66)             (1.02)
                                                     ------------       ------------
Distributions to shareholders from:
  Net investment income                                      (.05)                 -
  Net realized gain                                          (.93)                 -
                                                     ------------       ------------
    Total distributions                                      (.98)                 -
                                                     ------------       ------------
NET ASSET VALUE, END OF PERIOD                       $       8.19       $       9.83
                                                     ============       ============
Total Return(d)                                             (8.04)%            (9.40)%(e)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                     1.48%               .31%(e)
  Expenses, excluding expense reductions                     1.48%               .31%(e)
  Net investment income (loss)                                .07%              (.01)%(e)

                                                                        8/15/2001(a)
                                                      YEAR ENDED             TO
SUPPLEMENTAL DATA:                                    10/31/2002         10/31/2001
------------------------------------------------------------------------------------
Net assets, end of period (000)                      $        368       $          1
Portfolio turnover rate                                     79.39%            103.11%
------------------------------------------------------------------------------------

(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c)  Amount represents less than $.01.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALPHA FUND

                                                                        YEAR ENDED 10/31                        12/29/1997(a)
                                                     ------------------------------------------------------          TO
                                                       2002           2001           2000           1999         10/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD                 $   12.96      $   17.46      $   15.21      $   12.91     $       13.52
                                                     =========      =========      =========      =========     =============
Investment operations
 Net investment income (loss)                             (.05)(b)       (.05)(b)       (.03)(b)        .07(b)           (.03)(b)
 Net realized and unrealized gain (loss)                 (1.70)         (3.82)          2.60           2.23              (.58)
                                                     ---------      ---------      ---------      ---------     -------------
   Total from investment operations                      (1.75)         (3.87)          2.57           2.30              (.61)
                                                     ---------      ---------      ---------      ---------     -------------
Distributions to shareholders from:
 Net investment income                                       -           (.30)          (.21)             -                 -
 Net realized gain                                        (.59)          (.33)          (.11)             -                 -
                                                     ---------      ---------      ---------      ---------     -------------
   Total distributions                                    (.59)          (.63)          (.32)             -                 -
                                                     ---------      ---------      ---------      ---------     -------------
NET ASSET VALUE, END OF PERIOD                       $   10.62      $   12.96      $   17.46      $   15.21     $       12.91
                                                     =========      =========      =========      =========     =============
Total Return(c)                                         (14.41)%       (22.67)%        17.10%         17.82%            (4.51)%(d)

RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions         .37%           .36%           .40%           .33%              .21%(d)
 Expenses, excluding waiver and expense reductions        1.37%          1.34%          1.33%           .83%              .63%(d)
 Net investment income (loss)                             (.34)%         (.32)%         (.16)%          .15%             (.18)%(d)

                                                                        YEAR ENDED 10/31                        12/29/1997(a)
                                                     ------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                     2002           2001           2000           1999         10/31/1998
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                      $  53,121      $  70,785      $  96,652      $  75,136     $      49,587
Portfolio turnover rate                                   1.75%         15.34%          1.54%          1.67%              .01%
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

26

FINANCIAL HIGHLIGHTS (CONTINUED)
ALPHA FUND

                                                                        YEAR ENDED 10/31                        12/29/1997(a)
                                                     ------------------------------------------------------          TO
                                                       2002           2001           2000           1999         10/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD                 $   12.81      $   17.27      $   15.05      $   12.85     $       13.52
                                                     =========      =========      =========      =========     =============
Investment operations
 Net investment loss                                      (.12)(b)       (.14)(b)       (.13)(b)       (.03)(b)          (.11)(b)
 Net realized and unrealized gain (loss)                 (1.67)         (3.79)          2.58           2.23              (.56)
                                                     ---------      ---------      ---------      ---------     -------------
   Total from investment operations                      (1.79)         (3.93)          2.45           2.20              (.67)
                                                     ---------      ---------      ---------      ---------     -------------
Distributions to shareholders from:
 Net investment income                                       -           (.20)          (.12)             -                 -
 Net realized gain                                        (.59)          (.33)          (.11)             -                 -
                                                     ---------      ---------      ---------      ---------     -------------
   Total distributions                                    (.59)          (.53)          (.23)             -                 -
                                                     ---------      ---------      ---------      ---------     -------------
NET ASSET VALUE, END OF PERIOD                       $   10.43      $   12.81      $   17.27      $   15.05     $       12.85
                                                     =========      =========      =========      =========     =============
Total Return(c)                                         (14.91)%       (23.21)%        16.40%         17.12%            (4.96)%(d)

RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions        1.00%          1.00%          1.00%          1.00%              .83%(d)
 Expenses, excluding waiver and expense reductions        2.00%          1.98%          1.93%          1.50%             1.26%(d)
 Net investment loss                                      (.97)%         (.96)%         (.75)%         (.83)%            (.81)%(d)

                                                                        YEAR ENDED 10/31                        12/29/1997(a)
                                                     ------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                     2002           2001           2000           1999         10/31/1998
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                      $  35,661      $  50,377      $  70,300      $  52,280     $      36,202
Portfolio turnover rate                                   1.75%         15.34%          1.54%          1.67%              .01%
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              27

FINANCIAL HIGHLIGHTS (CONTINUED)
ALPHA FUND

                                                                        YEAR ENDED 10/31                        12/29/1997(a)
                                                     ------------------------------------------------------          TO
                                                       2002           2001           2000           1999         10/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD                 $   12.80      $   17.25      $   15.04      $   12.86     $       13.52
                                                     =========      =========      =========      =========     =============
Investment operations
 Net investment loss                                      (.10)(b)       (.14)(b)       (.12)(b)       (.04)(b)          (.11)(b)
 Net realized and unrealized gain (loss)                 (1.68)         (3.78)          2.56           2.22              (.55)
                                                     ---------      ---------      ---------      ---------     -------------
   Total from investment operations                      (1.78)         (3.92)          2.44           2.18              (.66)
                                                     ---------      ---------      ---------      ---------     -------------
Distributions to shareholders from:
 Net investment income                                       -           (.20)          (.12)             -                 -
 Net realized gain                                        (.59)          (.33)          (.11)             -                 -
                                                     ---------      ---------      ---------      ---------     -------------
   Total distributions                                    (.59)          (.53)          (.23)             -                 -
                                                     ---------      ---------      ---------      ---------     -------------
NET ASSET VALUE, END OF PERIOD                       $   10.43      $   12.80      $   17.25      $   15.04     $       12.86
                                                     =========      =========      =========      =========     =============
Total Return(c)                                         (14.77)%       (23.25)%        16.34%         16.95%            (4.88)%(d)

RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions         .89%          1.00%          1.00%          1.00%              .82%(d)
 Expenses, excluding waiver and expense reductions        1.89%          1.98%          1.93%          1.50%             1.24%(d)
 Net investment loss                                      (.86)%         (.97)%         (.70)%         (.84)%            (.82)%(d)

                                                                        YEAR ENDED 10/31                        12/29/1997(a)
                                                     ------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                     2002           2001           2000           1999         10/31/1998
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                      $  24,690      $  35,395      $  44,977      $  34,667     $      20,490
Portfolio turnover rate                                   1.75%         15.34%          1.54%          1.67%              .01%
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

                                                                                  YEAR ENDED 10/31
                                                     --------------------------------------------------------------------------
                                                        2002            2001            2000            1999            1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)

Net asset value, beginning of year                   $     7.78      $    14.48      $    13.90      $    12.39      $    10.86
                                                     ==========      ==========      ==========      ==========      ==========
Investment operations
  Net investment income (loss)                              .03(a)         (.06)(a)        (.08)(a)         .07(a)          .11(a)
  Net realized and unrealized gain (loss)                 (1.52)          (6.56)           1.54            1.55            1.45
                                                     ----------      ----------      ----------      ----------      ----------
    Total from investment operations                      (1.49)          (6.62)           1.46            1.62            1.56
                                                     ----------      ----------      ----------      ----------      ----------
Distributions to shareholders from:
  Net investment income                                       -               -            (.06)           (.09)           (.03)
  Net realized gain                                           -            (.08)           (.82)           (.02)              -
                                                     ----------      ----------      ----------      ----------      ----------
    Total distributions                                       -            (.08)           (.88)           (.11)           (.03)
                                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF YEAR                         $     6.29      $     7.78      $    14.48      $    13.90      $    12.39
                                                     ==========      ==========      ==========      ==========      ==========
Total Return(b)                                          (19.16)%        (45.92)%         10.97%          13.16%          14.36%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                   1.89%           2.07%           1.80%           1.51%           1.31%
  Expenses, excluding expense reductions                   1.89%           2.08%           1.80%           1.51%           1.31%
  Net investment income (loss)                              .50%           (.55)%          (.53)%           .52%            .80%

                                                                                  YEAR ENDED 10/31
                                                     --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002            2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                        $   44,975      $   71,591      $  135,701      $  104,885      $   80,606
Portfolio turnover rate                                   82.38%          65.26%          35.14%          75.15%          20.52%
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              29

FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL FUND

                                                                                  YEAR ENDED 10/31
                                                     --------------------------------------------------------------------------
                                                        2002            2001            2000            1999            1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

Net asset value, beginning of year                   $     7.65      $    14.31      $    13.75      $    12.28      $    10.83
                                                     ==========      ==========      ==========      ==========      ==========
Investment operations
  Net investment income (loss)                             (.02)(a)        (.11)(a)        (.17)(a)        (.02)(a)         .02(a)
  Net realized and unrealized gain (loss)                 (1.50)          (6.47)           1.55            1.53            1.43
                                                     ----------      ----------      ----------      ----------      ----------
    Total from investment operations                      (1.52)          (6.58)           1.38            1.51            1.45
                                                     ----------      ----------      ----------      ----------      ----------
Distributions to shareholders from:
  Net investment income                                       -               -               -(c)         (.02)              -
  Net realized gain                                           -            (.08)           (.82)           (.02)              -
                                                     ----------      ----------      ----------      ----------      ----------
    Total distributions                                       -            (.08)           (.82)           (.04)              -
                                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF YEAR                         $     6.13      $     7.65      $    14.31      $    13.75      $    12.28
                                                     ==========      ==========      ==========      ==========      ==========
Total Return(b)                                          (19.87)%        (46.19)%         10.42%          12.31%          13.39%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                   2.69%           2.59%           2.35%           2.19%           2.03%
  Expenses, excluding expense reductions                   2.69%           2.60%           2.36%           2.19%           2.03%
  Net investment income (loss)                             (.30)%         (1.07)%         (1.09)%          (.16)%           .18%

                                                                                  YEAR ENDED 10/31
                                                     --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002            2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                        $   13,174      $   17,743      $   33,124      $   22,928      $   15,933
Portfolio turnover rate                                   82.38%          65.26%          35.14%          75.15%          20.52%
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

30

FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL FUND

                                                                                  YEAR ENDED 10/31
                                                     --------------------------------------------------------------------------
                                                        2002             2001           2000            1999            1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)

Net asset value, beginning of year                   $     7.61       $    14.30     $    13.75      $    12.28      $    10.83
                                                     ==========       ==========     ==========      ==========      ==========
Investment operations
  Net investment income (loss)                                -(a)(c)       (.13)(a)       (.17)(a)        (.02)(a)         .02(a)
  Net realized and unrealized gain (loss)                 (1.49)           (6.48)          1.54            1.53            1.43
                                                     ----------       ----------     ----------      ----------      ----------
    Total from investment operations                      (1.49)           (6.61)          1.37            1.51            1.45
                                                     ----------       ----------     ----------      ----------      ----------
Distributions to shareholders from:
  Net investment income                                       -                -              -(c)         (.02)              -
  Net realized gain                                           -             (.08)          (.82)           (.02)              -
                                                     ----------       ----------     ----------      ----------      ----------
    Total distributions                                       -             (.08)          (.82)           (.04)              -
                                                     ----------       ----------     ----------      ----------      ----------
NET ASSET VALUE, END OF YEAR                         $     6.12       $     7.61     $    14.30      $    13.75      $    12.28
                                                     ==========       ==========     ==========      ==========      ==========
Total Return(b)                                          (19.58)%         (46.43)%        10.35%          12.31%          13.39%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                   2.36%            2.83%          2.35%           2.19%           2.05%
  Expenses, excluding expense reductions                   2.36%            2.84%          2.36%           2.19%           2.05%
  Net investment income (loss)                              .03%           (1.32)%        (1.10)%          (.15)%           .12%

                                                                                  YEAR ENDED 10/31
                                                     --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2002            2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                        $    7,823           11,399     $   25,546      $   20,111      $   13,723
Portfolio turnover rate                                   82.38%           65.26%         35.14%          75.15%          20.52%
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              31

FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL FUND

                                                                YEAR ENDED 10/31                   3/9/1999(d)
                                                     ---------------------------------------           TO
                                                        2002           2001           2000         10/31/1999
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)

Net asset value, beginning of period                 $    7.82      $   14.51      $   13.91      $      12.70
                                                     =========      =========      =========      ============
Investment operations
  Net investment income (loss)                             .03(a)        (.06)(a)       (.08)(a)           .08(a)
  Net realized and unrealized gain (loss)                (1.54)         (6.55)          1.55              1.13
                                                     ---------      ---------      ---------      ------------
    Total from investment operations                     (1.51)         (6.61)          1.47              1.21
                                                     ---------      ---------      ---------      ------------
Distributions to shareholders from:
  Net investment income                                      -              -           (.05)                -
  Net realized gain                                          -           (.08)          (.82)                -
                                                     ---------      ---------      ---------      ------------
    Total distributions                                      -           (.08)          (.87)                -
                                                     ---------      ---------      ---------      ------------
NET ASSET VALUE, END OF PERIOD                       $    6.31      $    7.82      $   14.51      $      13.91
                                                     =========      =========      =========      ============
Total Return(b)                                         (19.31)%       (45.75)%        11.03%             9.53%(e)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                  2.14%          2.04%          1.80%              .98%(e)
  Expenses, excluding expense reductions                  2.14%          2.05%          1.80%              .98%(e)
  Net investment income (loss)                             .25%          (.55)%         (.51)%             .60%(e)

                                                                YEAR ENDED 10/31                   3/9/1999(d)
                                                     ---------------------------------------           TO
SUPPLEMENTAL DATA:                                      2002           2001           2000         10/31/1999
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                      $       1      $       1      $       1      $          1
Portfolio turnover rate                                  82.38%         65.26%         35.14%            75.15%
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

32

FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL FUND

                                                                       YEAR ENDED 10/31                      12/30/1997(d)
                                                     ---------------------------------------------------          TO
                                                        2002          2001          2000          1999        10/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)

Net asset value, beginning of period                 $    7.90     $   14.61     $   14.00     $   12.41     $       11.28
                                                     =========     =========     =========     =========     =============
Investment operations
  Net investment income (loss)                             .06(a)       (.01)(a)      (.01)(a)       .12(a)            .15(a)
  Net realized and unrealized gain (loss)                (1.57)        (6.62)         1.54          1.56               .98
                                                     ---------     ---------     ---------     ---------     -------------
    Total from investment operations                     (1.51)        (6.63)         1.53          1.68              1.13
                                                     ---------     ---------     ---------     ---------     -------------
Distributions to shareholders from:
  Net investment income                                      -             -          (.10)         (.07)                -
  Net realized gain                                          -          (.08)         (.82)         (.02)                -
                                                     ---------     ---------     ---------     ---------     -------------
    Total distributions                                      -          (.08)         (.92)         (.09)                -
                                                     ---------     ---------     ---------     ---------     -------------
NET ASSET VALUE, END OF PERIOD                       $    6.39     $    7.90     $   14.61     $   14.00     $       12.41
                                                     =========     =========     =========     =========     =============
Total Return(b)                                         (19.11)%      (45.58)%       11.45%        13.65%            10.02%(e)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                  1.69%         1.59%         1.35%         1.20%              .84%(e)
  Expenses, excluding expense reductions                  1.69%         1.60%         1.37%         1.20%              .84%(e)
  Net investment income (loss)                             .70%         (.06)%        (.09)%         .86%             1.11%(e)

                                                                       YEAR ENDED 10/31                      12/30/1997(d)
                                                     ---------------------------------------------------          TO
SUPPLEMENTAL DATA:                                      2002          2001          2000          1999        10/31/1998
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                      $  45,748     $  60,227     $  79,833     $  64,810     $      42,770
Portfolio turnover rate                                  82.38%        65.26%        35.14%        75.15%            20.52%
--------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount represents less than $.01.
(d)  Commencement of offering of class shares.
(e)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management company organized as a Delaware business trust on February 26, 1993. The Trust currently consists of five funds. This report covers the following three funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett All Value Fund ("All Value Fund"), Class A, B, C, P and Y shares; Lord Abbett Alpha Series ("Alpha Fund"), Class A, B and C shares; and Lord Abbett International Series ("International Fund"), Class A, B, C, P and Y shares. As of the date of this report, no Y shares have been issued for All Value Fund.

All Value Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Alpha Fund and International Funds' investment objective is long-term capital appreciation. Alpha Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. LLC ("Lord Abbett").

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B and C shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of original purchase of Class B shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Trust's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares, based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) ORGANIZATION EXPENSES-Organization expenses incurred prior to November 1, 1999 are amortized evenly over a period of five years.

(f) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are allocated to the funds within the Trust on a pro rata basis. Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(g) FOREIGN TRANSACTIONS-The books and records of International Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds' records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included as net realized gain(loss) on investments and foreign currency related transactions on the Statements of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(h) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-International Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions. At October 31, 2002, there are no forward foreign currency exchange contracts outstanding.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                                 MANAGEMENT        VOLUNTARY
                                                       FEES           WAIVER
----------------------------------------------------------------------------
All Value Fund                                          .71%(1)            -
Alpha Fund                                              .50%             .50%
International Fund                                      .75%               -

(1) The management fee for All Value Fund is based on average daily net assets at the following annual rates:

----------------------------
First $200 million       .75%
Next $300 million        .65%
Over $500 million        .50%

For the year ended October 31, 2002, Lord Abbett voluntarily waived its management fees for Alpha Fund.

Alpha Fund has entered into a Servicing Agreement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management, distribution and service fees) of Alpha Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Fund.

Lord Abbett may stop waiving all or a portion of its management fee at any time.

12b-1 DISTRIBUTION PLANS

The Trust has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                     CLASS A          CLASS B    CLASS C(3)    CLASS P(4)
----------------------------------------------------------------------------
Service                     .25%             .25%          .25%          .20%
Distribution                .10%(1)(2)       .75%          .75%          .25%

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. The International Fund collected $181,428 CDSC payable to affiliates.
(2) In addition, each Fund pays an incremental marketing expense of approximately .03% of the average daily net assets of Class A.
(3) Until November 1, 2001, the Trust had in place a Plan for Class C shares that provided for All Value Fund, Alpha Fund, and International Fund to pay Distributor at the time of sale, distribution and service fees not to exceed .75% and .25%, respectively, of the net asset value of the shares sold. These payments were generally amortized over a one-year period. In addition, at each quarter end after the first anniversary of the sale, each Fund paid Distributor distribution and service fees not to exceed .75% and .25%, respectively, of the average daily net assets of such shares. Effective November 1, 2001, the Trust amended the Plan so that each of the Funds pays Distributor distribution and service fees at annual rates not to exceed .75% and .25%, respectively, of the average daily net assets of the shares outstanding payable at each month end. In connection with these changes to the Plan, Distributor reimbursed the Funds for the prepaid distribution and service fee balances outstanding as of October 31, 2001 totaling $139,090, $36,520 and $77,555 for All Value Fund, Alpha Fund and International Fund, respectively.
(4)  All Value Fund and International Fund only.

Class Y does not have a distribution plan.

Effective January 1, 2003, the incremental marketing expense of approximately ..03% of average daily net assets of Class A will be terminated under the distribution plan. In addition, Lord Abbett will begin providing certain administrative services to the Trust pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Trust after concessions were paid to authorized dealers for the year ended October 31, 2002:

                                              DISTRIBUTOR           DEALERS'
                                              COMMISSIONS        CONCESSIONS
----------------------------------------------------------------------------
All Value Fund                                 $  250,476        $ 1,393,804
Alpha Fund                                         39,633            224,098
International Fund                                 32,087            184,830

Certain of the Trust's officers and Trustees have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semi-annually for All Value Fund, and annually for International Fund and Alpha Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On November 12, 2002, a long-term capital gain distribution of $7,889,062 was declared for All Value Fund. The distribution was paid on November 20, 2002, to shareholders of record on November 19, 2002.

The tax character of distributions paid during the fiscal year ended October 31, 2002 and the fiscal year ended October 31, 2001 are as follows:

                                       ALL VALUE FUND                 ALPHA FUND
----------------------------------------------------------------------------------------
                                 10/31/2002     10/31/2001     10/31/2002     10/31/2001
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                $    385,013   $    434,853   $     95,687   $  2,971,767
Net long-term capital gains      30,503,256     20,435,669      6,969,716      3,971,827
----------------------------------------------------------------------------------------
Total distributions paid       $ 30,888,269   $ 20,870,522   $  7,065,403   $  6,943,594
========================================================================================

As of October 31, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

                                          ALL VALUE FUND      ALPHA FUND
--------------------------------------------------------------------------
Undistributed ordinary income - net       $            -    $            -
Undistributed long-term capital gains          7,889,062           976,063
--------------------------------------------------------------------------
   Total undistributed earnings                7,889,062           976,063
Temporary differences                           (169,600)                -
Unrealized loss - net                        (15,888,947)      (55,568,777)
--------------------------------------------------------------------------
   Total accumulated loss - net           $   (8,169,485)   $  (54,592,714)
==========================================================================

As of October 31, 2002, the Funds' aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                          ALL VALUE FUND      ALPHA FUND
--------------------------------------------------------------------------
Tax cost                                  $  361,602,383    $  168,669,633
--------------------------------------------------------------------------
Gross unrealized gain                         17,508,271         6,712,509
Gross unrealized loss                        (33,397,218)      (62,281,286)
--------------------------------------------------------------------------
   Net unrealized security loss           $  (15,888,947)   $  (55,568,777)
==========================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

On November 12, 2002, a net investment income distribution of $1,017,118 was declared for International Fund. The dividend was paid on November 20, 2002, to shareholders of record on November 19, 2002.

The tax character of distributions paid during the fiscal year ended October 31, 2002 and the fiscal year ended October 31, 2001 are as follows:

                                                          INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                       10/31/2002     10/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                      $          -   $          -
Net long-term capital gains                                     -      1,559,060
--------------------------------------------------------------------------------
Total distributions paid                             $          -   $  1,559,060
================================================================================

As of October 31, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                     INTERNATIONAL FUND
-----------------------------------------------------------------------
Undistributed ordinary income - net                    $      891,573
Undistributed long-term capital gains                               -
-----------------------------------------------------------------------
   Total undistributed earnings                               891,573
Capital loss carryforwards                               (124,372,656)
Temporary differences                                          (9,964)
Unrealized loss - net                                     (12,904,414)
-----------------------------------------------------------------------
   Total accumulated loss - net                        $ (136,395,461)
=======================================================================

Capital loss carryforward years of expiration               2009-2010

At October 31, 2002, the Fund's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                                     INTERNATIONAL FUND
-----------------------------------------------------------------------
Tax cost                                               $  114,936,829
-----------------------------------------------------------------------
Gross unrealized gain                                       6,034,407
Gross unrealized loss                                     (18,938,821)
-----------------------------------------------------------------------
   Net unrealized security loss                        $  (12,904,414)
=======================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2002, have been reclassified among the components of net assets based on their tax basis treatment as follows:

                              UNDISTRIBUTED       ACCUMULATED
                             (DISTRIBUTIONS      NET REALIZED
                              IN EXCESS OF)    GAIN (LOSS) ON
                             NET INVESTMENT       INVESTMENTS    PAID-IN CAPITAL
                            INCOME INCREASE          DECREASE           DECREASE
--------------------------------------------------------------------------------
All Value Fund              $       414,885   $        (1,740)   $      (413,145)
Alpha Fund                          972,906           (81,531)          (891,375)
International Fund                   12,295           (12,284)               (11)

5.   PORTFOLIO SECURITIES TRANSACTIONS

The Trust may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. As of October 31, 2002, the value of securities loaned for International Fund was $19,695,870. These loans were collateralized by cash of $20,510,498, which was invested in a restricted money market account. Expenses related to securities lending of $85,699 for International Fund are included in other expenses on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Trust's securities if the borrower defaults.

Purchases and sales of investment securities (other than short-term investments) for the year ended October 31, 2002 are as follows:

                                                PURCHASES            SALES
--------------------------------------------------------------------------
All Value Fund                             $  347,105,785   $  272,724,376
Alpha Fund                                      2,542,308       21,000,000
International Fund                            104,854,045      112,442,500

Included in the aforementioned are sales of $638,104 with other Lord Abbett funds which are affiliates of Lord Abbett.

6.   TRUSTEES' REMUNERATION

The Trust's Trustee and officers who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Trust. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statements of Operations and in Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's expenses.

8.   LINE OF CREDIT

All Value Fund and International Fund, along with certain other funds managed by Lord Abbett, have available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At October 31, 2002, there are no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.   REORGANIZATION

On October 15, 2002, the Lord Abbett Investment Trust - High Yield Fund ("High Yield Fund") acquired all of the net assets of Lord Abbett Securities Trust - World Bond-Debenture Series ("World Bond-Debenture Fund"), pursuant to an Agreement and Plan of Reorganization approved by World Bond-Debenture Fund shareholders on October 10, 2002. The reorganization was accomplished by a tax-free exchange of a total of 1,371,832 shares of High Yield Fund valued at $9,486,159 for the total of 1,335,884 shares of World Bond-Debenture Fund outstanding on October 15, 2002. The shares of each class of World Bond-Debenture Fund were exchanged for same class shares of High Yield Fund as follows:

                                       HIGH YIELD    HIGH YIELD   WORLD BOND-
                                        VALUED AT        SHARES     DEBENTURE
CLASS                                    10/15/02     EXCHANGED     EXCHANGED
-----------------------------------------------------------------------------
A                                     $ 6,411,874       926,571       903,081
B                                     $ 1,702,821       246,786       239,521
C                                     $ 1,371,464       198,475       193,282

World Bond-Debenture Fund's net assets at that date, including $694,948 unrealized depreciation, were combined with those of High Yield Fund. The aggregate net assets of High Yield Fund and World Bond-Debenture Fund immediately before the acquisition were $105,408,274 and $9,486,159, respectively.

10. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Trust's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating the Funds' net asset values.

11. SUMMARY OF CAPITAL TRANSACTIONS

The Trust has an unlimited number of authorized shares of beneficial interest.

                                                        YEAR ENDED                     YEAR ENDED
ALL VALUE FUND                                    OCTOBER 31, 2002               OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------
CLASS A SHARES                             SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                             9,028,388    $  82,077,095     6,451,175    $  68,006,795
Reinvestment of distributions           1,585,734       14,985,188       988,045       10,255,907
Shares reacquired                      (4,449,635)     (39,993,514)   (2,321,235)     (24,327,031)
-------------------------------------------------------------------------------------------------
Increase                                6,164,487    $  57,068,769     5,117,985    $  53,935,671
-------------------------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------------------------
Shares sold                             2,524,101    $  22,912,055     2,715,823    $  28,367,297
Reinvestment of distributions             339,730        3,169,677       126,111        1,298,940
Shares reacquired                      (1,024,461)      (8,863,956)     (331,798)      (3,402,784)
-------------------------------------------------------------------------------------------------
Increase                                1,839,370    $  17,217,776     2,510,136    $  26,263,453
-------------------------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------------------------
Shares sold                             3,775,176    $  34,514,834     2,568,146    $  26,774,140
Reinvestment of distributions             955,484        8,876,448       814,366        8,355,398
Shares reacquired                      (2,420,871)     (21,316,561)   (1,678,166)     (17,413,520)
-------------------------------------------------------------------------------------------------
Increase                                2,309,789    $  22,074,721     1,704,346    $  17,716,018
-------------------------------------------------------------------------------------------------

                                                                                     PERIOD ENDED
                                                                                OCTOBER 31, 2001*
-------------------------------------------------------------------------------------------------
CLASS P SHARES
-------------------------------------------------------------------------------------------------
Shares sold                                50,921    $     449,195        92.271    $       1,001
Reinvestment of distributions                  10               90             -                -
Shares reacquired                          (6,077)         (52,369)            -                -
-------------------------------------------------------------------------------------------------
Increase                                   44,854    $     396,916        92.271    $       1,001
-------------------------------------------------------------------------------------------------

*For the period August 15, 2001 to October 31, 2001.

                                                                              41

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                        YEAR ENDED                     YEAR ENDED
ALPHA FUND                                        OCTOBER 31, 2002               OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------
CLASS A SHARES                             SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                             1,259,523    $  16,229,854     1,654,671    $  24,180,732
Reinvestment of distributions             217,763        2,887,537       214,634        3,210,937
Shares reacquired                      (1,937,993)     (24,663,884)   (1,941,750)     (28,150,572)
-------------------------------------------------------------------------------------------------
Decrease                                 (460,707)   $  (5,546,493)      (72,445)   $    (758,903)
-------------------------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------------------------
Shares sold                               338,313    $   4,292,317       516,042    $   7,685,655
Reinvestment of distributions             116,826        1,529,252       134,508        2,000,141
Shares reacquired                        (967,442)     (11,847,822)     (789,238)     (11,544,800)
-------------------------------------------------------------------------------------------------
Decrease                                 (512,303)   $  (6,026,253)     (138,688)   $  (1,859,004)
-------------------------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------------------------
Shares sold                               313,141    $   3,995,730       703,458    $  10,663,335
Reinvestment of distributions              80,483        1,051,913        85,976        1,277,609
Shares reacquired                        (791,152)      (9,859,822)     (631,242)      (9,026,489)
-------------------------------------------------------------------------------------------------
Increase (decrease)                      (397,528)   $  (4,812,179)      158,192    $   2,914,455
-------------------------------------------------------------------------------------------------

INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------
CLASS A SHARES                             SHARES           AMOUNT        SHARES             AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            13,459,848    $ 100,658,102     21,840,027    $  218,211,026
Reinvestment of distributions                   -                -         59,560           754,627
Shares reacquired                     (15,511,892)    (117,292,594)   (22,074,573)     (222,918,668)
---------------------------------------------------------------------------------------------------
Decrease                               (2,052,044)   $ (16,634,492)      (174,986)   $   (3,953,015)
---------------------------------------------------------------------------------------------------

CLASS B SHARES
---------------------------------------------------------------------------------------------------
Shares sold                               564,618    $   4,098,278        905,761    $    9,248,136
Reinvestment of distributions                   -                -         14,863           185,940
Shares reacquired                        (734,680)      (5,319,485)      (916,534)       (9,249,196)
---------------------------------------------------------------------------------------------------
Increase (decrease)                      (170,062)   $  (1,221,207)         4,090    $      184,880
---------------------------------------------------------------------------------------------------

CLASS C SHARES
---------------------------------------------------------------------------------------------------
Shares sold                             1,392,701    $   9,955,122      2,903,218    $   29,006,907
Reinvestment of distributions                   -                -         11,412           142,648
Shares reacquired                      (1,611,969)     (11,645,242)    (3,204,500)      (31,867,766)
---------------------------------------------------------------------------------------------------
Decrease                                 (219,268)   $  (1,690,120)      (289,870)   $   (2,718,211)
---------------------------------------------------------------------------------------------------

CLASS P SHARES
---------------------------------------------------------------------------------------------------
Shares sold                                     -                -         19.679    $          306
Reinvestment of distributions                   -                -           .630                 8
Shares reacquired                               -                -        (24.522)             (313)
---------------------------------------------------------------------------------------------------
Increase (decrease)                             -                -         (4.213)   $            1
---------------------------------------------------------------------------------------------------

CLASS Y SHARES
---------------------------------------------------------------------------------------------------
Shares sold                                     -    $           -      2,670,759    $   26,305,225
Reinvestment of distributions                   -                -         35,307           451,570
Shares reacquired                        (469,370)      (3,419,410)      (540,897)       (4,393,894)
---------------------------------------------------------------------------------------------------
Increase (decrease)                      (469,370)   $  (3,419,410)     2,165,169    $   22,362,901
---------------------------------------------------------------------------------------------------

12. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Funds invest.

In addition, although All Value Fund invests a significant portion of its assets in large-cap company stocks, it also invests in mid-cap and small-cap company stocks which may be more volatile and less liquid than large-cap stocks. These factors can affect All Value Fund's performance.

International Fund is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Alpha Fund's investments are concentrated in the Underlying Funds and, as a result, the Fund's performance is directly related to their performance and subject to their risks, including those associated with foreign investments and small-cap companies.

    THE TRUST (UNAUDITED)

     All of the net investment income distributions paid by All Value Fund qualify for the dividends received deduction for corporations.

     Additionally, of the distributions paid to shareholders of All Value Fund and Alpha Fund during the fiscal year ended October 31, 2002, $30,503,256 and $6,969,716 respectively, represent long-term capital gains.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT SECURITIES TRUST:

We have audited the accompanying statements of assets and liabilities of Lord Abbett Securities Trust - Lord Abbett All Value Fund, Alpha Series, and International Series (the "Funds"), including the schedules of investments, as of October 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust - Lord Abbett All Value Fund, Alpha Series, and International Series as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York
December 19, 2002

BASIC INFORMATION ABOUT MANAGEMENT

The Trust's Board of Trustees is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                      WITH TRUST           DURING PAST FIVE YEARS          DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Trustee since         Managing Partner and Chief    N/A
c/o Lord, Abbett & Co. LLC     1993 and Chairman     Investment Officer of
90 Hudson Street               since 1996.           Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                      WITH TRUST           DURING PAST FIVE YEARS          DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW              Trustee since 1994    Managing General Partner,     Currently serves as
Bigelow Media, LLC                                   Bigelow Media, LLC (since     director of Crane Co.
909 Third Ave.,                                      2000); Senior Adviser, Time   and Huttig Building
5th Floor                                            Warner Inc. (1998 - 2000);    Products Inc.
New York, NY                                         Acting Chief Executive
Date of Birth: 10/22/1941                            Officer of Courtroom
                                                     Television Network (1997 -
                                                     1998); President and Chief
                                                     Executive Officer of Time
                                                     Warner Cable Programming,
                                                     Inc. (1991 - 1997).

WILLIAM H.T. BUSH              Trustee since 1998    Co-founder and Chairman       Currently serves as
Bush-O'Donnell & Co., Inc.                           of the Board of the           director of Wellpoint
101 South Hanley Road                                financial advisory firm       Health Network, Inc.,
Suite 1025                                           of Bush-O'Donnell &           DT Industries Inc., and
St. Louis, MO                                        Company (since 1986).         Engineered Support
Date of Birth: 7/14/1938                                                           Systems, Inc.

ROBERT B. CALHOUN, JR.         Trustee since 1998    Managing Director of          Currently serves as
Monitor Clipper Partners                             Monitor Clipper Partners      director of Avondale,
Two Canal Park                                       (since 1997) and President    Inc., Avondale Mills,
Cambridge, MA                                        of Clipper Asset              Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                            Management Corp. (since       Inc., Integrated
                                                     1991), both private equity    Graphics, Inc., and
                                                     investment funds.             Interstate Bakeries
                                                                                   Corp.

                                                                              45

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                      WITH TRUST           DURING PAST FIVE YEARS          DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
STEWART S. DIXON               Trustee since 1993    Partner in the law firm       N/A
Wildman, Harrold,                                    of Wildman, Harrold,
Allen & Dixon                                        Allen & Dixon (since
225 W. Wacker Drive,                                 1967).
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS              Trustee since 2001    Chief Executive Officer       Currently serves as
Houlihan Lokey                                       of Houlihan Lokey Howard      director of Adolph
Howard & Zukin                                       & Zukin, an investment        Coors Company.
685 Third Ave.                                       bank, (January 2002 to
New York, NY                                         present); Chairman of
Date of Birth: 7/30/1947                             Warburg Dillon Read (1999
                                                     - 2000); Global Head of
                                                     Corporate Finance of SBC
                                                     Warburg Dillon Read (1997
                                                     - 1999); Chief Executive
                                                     Officer of Dillon, Read &
                                                     Co. (1994 - 1997).

C. ALAN MACDONALD              Trustee since 1993    Retired - General             Currently serves as
415 Round Hill Road                                  Business and Governance       director of
Greenwich, CT                                        Consulting (since 1992);      Fountainhead Water
Date of Birth: 5/19/1933                             formerly President and        Company, Careside,
                                                     CEO of Nestle Foods.          Inc., Lincoln
                                                                                   Snacks, J.B.
                                                                                   Williams Co., Inc.
                                                                                   (personal care
                                                                                   products) and Seix
                                                                                   Fund, Inc.*

THOMAS J. NEFF                 Trustee since 1993    Chairman of Spencer           Currently serves as
Spencer Stuart, U.S.                                 Stuart, U.S., an              director of Ace,
277 Park Avenue                                      executive search              Ltd. and Exult, Inc.
New York, NY                                         consulting firm (since
Date of Birth: 10/2/1937                             1996); President of
                                                     Spencer Stuart, U.S.
                                                     (1979-1996).

JAMES F. ORR, III              Trustee since 2002    President and CEO of          Currently serves as
80 Pinckney Street                                   LandingPoint Capital          Chairman of
Boston, MA                                           (since 2002); Chairman        Rockefeller
Date of Birth: 3/5/1943                              and CEO of United Asset       Foundation, Director
                                                     Management Corporation        of Nashua Corp. and
                                                     (2000 to 2001); Chairman      SteelPoint
                                                     and CEO of UNUM Provident     Technologies.
                                                     Corporation (1999 -
                                                     merger); Chairman and CEO
                                                     of UNUM Corporation (1988
                                                     - 1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO and President and Managing Partner of Lord Abbett.

                                   ----------

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

    NAME AND             CURRENT POSITION       LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH TRUST         OF CURRENT POSITION     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------
ROBERT S. DOW           Chief Executive       Elected in 1993         Managing Partner and
(3/8/1945)              Officer and                                   Chief Investment Officer
                        President                                     of Lord Abbett since
                                                                      1996.


ROBERT P. FETCH         Executive Vice        Elected in 1999         Partner and Small-Cap
(2/18/1953)             President                                     Value Senior Investment
                                                                      Manager, joined Lord
                                                                      Abbett in 1995.

INGRID C. HOLM          Executive Vice        Elected in 2001         Investment Manager-
(3/21/1959)             President                                     Global Equity, joined
                                                                      Lord Abbett in 2001,
                                                                      formerly International
                                                                      Portfolio Manager of
                                                                      Batterymarch Financial
                                                                      Management, Inc. from
                                                                      2000 to 2001, prior
                                                                      thereto held various
                                                                      positions at the
                                                                      Prudential Insurance
                                                                      Company of America.

STEPHEN J. MCGRUDER     Executive Vice        Elected in 1999         Partner and Senior
(11/14/1943)            President                                     Investment Manager,
                                                                      joined Lord Abbett in
                                                                      1995.

ROBERT G. MORRIS        Executive Vice        Elected in 1998         Partner and Director of
(11/6/1944)             President                                     Equity Investments,
                                                                      joined Lord Abbett in
                                                                      1991.

PAUL A. HILSTAD         Vice President and    Elected in 1996         Partner and General
(12/13/1942)            Secretary                                     Counsel, joined Lord
                                                                      Abbett in 1995.

JOAN A. BINSTOCK        Chief Financial       Elected in 1999         Partner and Chief
(3/4/1954)              Officer and Vice                              Operations Officer,
                        President                                     joined Lord Abbett
                                                                      in 1999, prior
                                                                      thereto Chief
                                                                      Operating Officer of
                                                                      Morgan Grenfell.

TRACIE E. AHERN         Vice President and    Elected in 1999         Partner and Director of
(1/12/1968)             Treasurer                                     Portfolio Accounting and
                                                                      Operations, joined Lord
                                                                      Abbet in 1999, formerly
                                                                      Vice President - Head of
                                                                      Fund Administration of
                                                                      Morgan Grenfell from
                                                                      1998 to 1999, prior
                                                                      therto Vice President of
                                                                      Bankers Trust.

                                                                              47

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

    NAME AND             CURRENT POSITION       LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH TRUST         OF CURRENT POSITION     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------
DAVID G. BUILDER        Vice President        Elected in 2001         Equity Analyst, joined
(1/4/1954)                                                            Lord Abbett in 1998,
                                                                      formerly Equity Analyst
                                                                      at Bear Stearns.

DANIEL E. CARPER        Vice President        Elected in 1993         Partner, joined Lord
(1/22/1952)                                                           Abbett in 1979.

JOHN J. DICHIARO        Vice President        Elected in 2000         Partner and Senior
(7/30/1957)                                                           Strategy Coordinator-
                                                                      Small Cap Growth, joined
                                                                      Lord Abbett in 2000,
                                                                      prior thereto Vice
                                                                      President -
                                                                      Securities Group of
                                                                      Wafra Investment
                                                                      Advisory Group.

LESLEY-JANE DIXON       Vice President        Elected in 1999         Partner and Senior
(1/1/1964)                                                            Research Analyst, joined
                                                                      Lord Abbett in 1995.

DANIEL H. FRASCARELLI   Vice President        Elected in 2001         Partner and Investment
(3/11/1954)                                                           Manager, joined Lord
                                                                      Abbett in 1990.

GERARD S. E.            Vice President        Elected in 1999         Research Analyst, joined
HEFFERNAN, JR.                                                        Lord Abbett in 1998,
(9/7/1963)                                                            prior thereto Portfolio
                                                                      Manager at CL Capital
                                                                      Management Company.

LAWRENCE H. KAPLAN      Vice President and    Elected in 1997         Partner and Deputy
(1/16/1957)             Assistant Secretary                           General Counsel, joined
                                                                      Lord Abbett in 1997.

GREGORY M. MACOSKO      Vice President        Elected in 1999         Partner and Senior
(3/4/1947)                                                            Equity Analyst-Small
                                                                      Cap, joined Lord Abbett
                                                                      in 1996, prior
                                                                      thereto Equity
                                                                      Analyst and
                                                                      Portfolio Manager at
                                                                      Royce Associates.

A. EDWARD OBERHAUS, III Vice President        Elected in 1993         Partner and Manager of
(12/21/1959)                                                          Equity Trading, joined
                                                                      Lord Abbett in 1983.

CHRISTINA T. SIMMONS    Vice President and    Elected in 2000         Assistant General
(11/12/1957)            Assistant Secretary                           Counsel, joined Lord
                                                                      Abbett in 1999,
                                                                      formerly Assistant
                                                                      General Counsel of
                                                                      Prudential
                                                                      Investments from
                                                                      1998 to 1999, prior
                                                                      thereto Counsel of
                                                                      Drinker, Biddle &
                                                                      Reath LLP, a law
                                                                      firm.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Trust's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Trust's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

SHAREHOLDER MEETING RESULTS

A meeting of shareholders of the Lord Abbett Securities Trust - World Bond-Debenture Series was held on October 10, 2002. On July 15, 2002, the record date for shareholders voting at the meeting, there were 1,380,021.030 total outstanding shares. Shareholders of the World Bond-Debenture Series considered the approval of an Agreement and Plan of Reorganization of the World Bond-Debenture Series into Lord Abbett Investment Trust - Lord Abbett High Yield Fund and voted as follows. (See Note 9 to Financial Statements - Reorganization.)

       FOR                       AGAINST                 ABSTAINED
----------------------------------------------------------------------------
    675,861.705                 28,145.731              47,580.232

[LORD ABBETT(R) LOGO]


 This report when not used for
   the general information of
shareholders of the Fund, is to
be distributed only if preceded
or accompanied by a current Fund
          Prospectus.               Lord Abbett Securities Trust
                                           Lord Abbett All Value Fund
 Lord Abbett Mutual Fund shares            International Series
       are distributed by:                 Alpha Series
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